UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2005

SAFETY PRODUCTS HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-127020	34-2051198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Spring Road, Suite 425 Oak Brook, Illinois		60523
(Address of principal executive offices)		(Zip Code)

(630) 572-5715

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On November 4, 2005, Safety Products Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) stating that the financial statements required by Item 9.01 would be filed no later than 71 days after the date that the Initial 8-K was required to be filed.  This Current Report on Form 8-K/A amends the Initial 8-K to provide the financial statements required to be filed under Item 9.01.

Item 1.01                                             Entry into a Material Definitive Agreement

On November 1, 2005, the Company’s wholly-owned subsidiary, Norcross Safety Products L.L.C., a Delaware limited liability company (“Norcross”), entered into the Incremental Facility Amendment to its Credit Agreement dated July 19, 2005 (the “Amendment”).  Under the terms of the Amendment, Norcross, the U.S. Borrowers and the Lenders agreed to a total incremental term commitment from the Increasing Lenders of $65,000,000.  Additionally, the Amendment required, among other things, that the proceeds of the incremental term loans be used for permitted acquisitions and the consolidated senior leverage ratio, after giving effect to the use of the proceeds, not exceed 3.25 to 1.00.

Item 2.01                                             Completion of Acquisition or Disposition of Assets

On November 1, 2005, Norcross completed the previously announced acquisition of all of the issued and outstanding capital stock of The Fibre-Metal Products Company (“Fibre-Metal”).  The purchase price consisted of $68 million in cash which may be increased by the amount that the Fibre-Metal closing working capital exceeds $9.3 million or reduced by the amount that the Fibre-Metal closing working capital falls below $8.9 million.  Norcross financed the acquisition through additional term borrowings under its credit facility.

Item 8.01                                             Other Events

The information set forth in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated into this Item 8.01 by reference.

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired.

The following audited consolidated financial statements of The Fibre-Metal Products Company are attached hereto as Exhibit 99.1 and are incorporated by reference herein:

(i)  Independent Auditors’ Report;

(ii)  Consolidated Balance Sheets at December 31, 2004 and 2003;

(iii)  Consolidated Statements of Income for the years ended December 31, 2004 and 2003;

(iv)  Consolidated Statements of Cash Flows for the years ended December 31, 2004 and 2003; and

(v)  Notes to Consolidated Financial Statements.

The following unaudited consolidated financial statements of The Fibre-Metal Products Company are attached hereto as Exhibit 99.2 and are incorporated by reference herein:

(i)  Consolidated Balance Sheets at September 30, 2005;

(ii)  Consolidated Statements of Income for the nine months ended September 30, 2004 and 2005;

(iii)  Consolidated Statements of Cash Flows for the nine months ended September 30, 2004 and 2005; and

(iv)  Notes to Consolidated Financial Statements.

(b)                                 Pro forma financial information.

The unaudited pro forma consolidated financial data of Safety Products Holdings, Inc. is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

(c)                                  Exhibits.

Exhibit No.	Description
23.1	Consent of Rainer & Company.

99.1	Audited consolidated financial statements of The Fibre-Metal Products Company for the years ended December 31, 2003 and 2004.

99.2	Unaudited consolidated financial statements of The Fibre-Metal Products Company for the nine months ended September 30, 2004 and 2005.

99.3	Unaudited pro forma consolidated financial data of Safety Products Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2005	SAFETY PRODUCTS HOLDINGS, INC.

	By:	/s/ David F. Myers, Jr.
	Name:	David F. Myers, Jr.
	Its:	Executive Vice President, Chief Financial Officer, Secretary and Director (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Rainer & Company.

99.1	Audited consolidated financial statements of The Fibre-Metal Products Company for the years ended December 31, 2003 and 2004.

99.2	Unaudited consolidated financial statements of The Fibre-Metal Products Company for the nine months ended September 30, 2004 and 2005.

99.3	Unaudited pro forma consolidated financial data of Safety Products Holdings, Inc.